CAPSTONE CHURCH BOND FUND

Supplement dated November 25, 2008 to

Prospectus and Statement of Additional Information dated January 29, 2008

At a meeting held November 18, 2008, the Board of Trustees of Capstone Church Bond Fund (Fund) approved the following changes to the Fund, which are expected to become effective January 28, 2009:

1.	The Funds name will be changed to Capstone Church Capital Fund.
2.

The Funds investment policies will be changed to expand its flexibility to invest in church mortgage loans, as well as in church mortgage bonds. Its revised policies will provide that, under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in church mortgage bonds and church mortgage loans. This 80% requirement may be changed only with at least 60 days notice to shareholders. The Funds shares will be sold with a front end sales charge as follows:

Amount of Investment	Sales Charge As a % of Offering Price	Which Equals This % of Net Amount Reinvested	Amount Reallowed to Selling Broker-Dealers

Up to $50,000	1.50	1.52	1.75
$50,001 to $500,000	1.25	1.27	1.00
$500,001 to $1,000,000	1.00	1.01	0.75
over $1,000,000	0	0	0

Sales charges will be waived for qualified fee-based financial advisers and non-profit organizations that have a stated Christian mission and that invest at least $50,000 in the Fund.

3.

The waiver of Service Fees payable under the Funds Service Plan will terminate on January 28, 2009. Starting January 29, 2009, the Fund will pay to its distributor, Capstone Asset Planning Company (CAPCO), a Service Fee at an annual rate of 0.25% of its average net asset, out of which CAPCO may reallocate to Service Organizations (which may include CAPCO) up to 0.25% of the average net asset value of Fund Shares held by shareholders for whom the Service Organization provides services. Service Fees cover compensation to Service Organizations for providing various administrative services to the Fund, including, among other things, processing new shareholder account applications, transmitting to the Funds transfer agent information on all transactions by customers and answering customers questions concerning the Fund and their transactions with the Fund.

4.

The Board approved an agreement with the Funds investment adviser, Capstone Asset Management Company (CAMCO), under which CAMCO will extend for an additional year, to January 28, 2010 (unless the Funds Board of Trustees consents to an earlier date) its agreement to limit Fund expenses. Under this agreement, CAMCO will continue to bear the Funds Operating Expenses to the extent they exceed 1.00% of the Funds average daily net assets in a given year. Operating Expenses include expenses such as investment advisory and administration fees paid to CAMCO and fees paid to other Fund service providers. The following Fund expenses are not subject to limitation under the Funds Service Plan: Service Fees paid under the Funds Service Plan, interest, taxes, brokerage commissions, extraordinary expenses such as litigation, expenses of other investment companies in which the Fund invests (Acquired Fund Fees and Expenses), and other expenses not incurred in the ordinary course of the Funds business. Sales charges on Fund shares, which are charged to individual shareholders, are also not subject to the expense limitation. If the Funds operating expenses are, or are estimated to be, below 1.00%, CAMCO will be entitled to be reimbursed to the extent of expenses it has assumed during the previous 36 months, provided that the annualized Fund Operating Expenses plus the amount of reimbursement do not exceed the 1.00% annual cap.